UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2004


                             KLA-Tencor Corporation
             (Exact name of registrant as specified in its charter)


                                    000-09992
                            (Commission File Number)


                   Delaware                                      04-2564110
---------------------------------------------                    ----------
(State or other jurisdiction of incorporation)             (I.R.S. Employer
                                                            Identification No.)


                                 160 Rio Robles
                              San Jose, California
                                      95134
             (Address of principal executive offices, with zip code)


                                 (408) 875-3000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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Item 7.    Financial Statements and Exhibits.

     (c) Exhibits.

 Exhibit   Description
 -------   -----------

  99.1     Press Release issued by KLA-Tencor Corporation dated July 29, 2004.

Item 12.    Results of Operations and Financial Condition

       On July 29, 2004, KLA-Tencor Corporation issued a press release regarding its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

       The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KLA-TENCOR CORPORATION


Date:  July 29, 2004                    By:  /s/          John H. Kispert
                                            -----------------------------------
                                                       John H. Kispert
                                                    Executive Vice President
                                                    and Chief Financial Officer

INDEX TO EXHIBITS

 Exhibit   Description
 -------   -----------

    99.1   Press Release issued by KLA-Tencor Corporation dated July 29, 2004.